SUBORDINATION AGREEMENT

        This Subordination Agreement (as amended, modified restated and/or supplemented from time to time in the manner provided herein, this “Agreement”) is entered into as of the 11th day of July, 2006, by and among Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited — Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman and Jon Lauck (the “Subordinated Lenders” and each, a “Subordinated Lender”), and Laurus Master Fund, Ltd. (the “Senior Lender”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Purchase Agreement referred to below.

BACKGROUND

        WHEREAS, it is a condition to the Senior Lender’s making a senior secured loan to TrueYou.Com Inc., a Delaware corporation (the “Company”), pursuant to, and in accordance with, (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (as amended, restated, modified or supplemented from time to time, the “Purchase Agreement”) and (ii) the Related Agreements referred to (and as defined) in the Purchase Agreement (collectively, the “Senior Documents”).

        WHEREAS, the Subordinated Lenders have made loans to the Company pursuant to the Subordinated Documents (as hereinafter defined).

        NOW, THEREFORE, each Subordinated Lender and the Senior Lender agree as follows:

TERMS

    1.        All obligations of each the Company and/or any of its Subsidiaries to the Senior Lender pursuant to the Senior Documents or other written agreements relating to indebtedness, howsoever created, arising or evidenced by such Senior Documents or other written agreements relating to indebtedness, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Senior Liabilities”. It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all prepayment charges in the Senior Documents, any interest and fees payable under the Senior Documents, including, without limitation, interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be and all costs, expenses (including, without limitation, attorneys’ fees and disbursements), charges, indemnities and other amounts now or hereafter payable under any of the Senior Documents as in effect on the date hereof. “Senior Liens” shall mean the security interests and liens granted to the Senior Lender to secure the Senior Liabilities under the Senior Documents and any other security given to the Senior Lender by the Company.

        Any and all loans made by the Subordinated Lenders to the Company and/or any of its Subsidiaries pursuant to the Subordinated Documents, together with all other obligations of the Company and/or any of its Subsidiaries to any Subordinated Lender under the Subordinated Documents (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Junior Liabilities”. For purposes of this Agreement, “Subordinated Documents” shall mean the instruments, agreements and documents listed in Schedule A hereto, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of those listed items, in each case if, as and to the extent each may have been and hereafter may be executed, supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided therein, whether before, on, as of or after the date of this Agreement.

        Notwithstanding the foregoing, in no event will Senior Liabilities include any:

    (i)        increases in the aggregate principal amount of all such Senior Liabilities in excess of 115% of the maximum amount provided for in the Senior Documents as of the date hereof;

    (ii)        increases aggregating more than 2% per annum in the applicable interest rate that accrues with respect to any Senior Liabilities in excess of the rate provided for in the Senior Documents (but nothing herein shall be construed to prevent the accrual of interest at a greater rate per annum upon the occurrence and during the continuance of a default under the Senior Documents as now provided therein).

        Nothing herein shall be construed to prevent the Senior Lender from charging additional fees in connection with any amendment, modification or supplement to or restatement of any of the Senior Documents, any waiver or consent given in respect of any provisions thereof, or any workout or restructuring of the Senior Liabilities.

    2.        Except as expressly otherwise provided in this Agreement, or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, except as expressly otherwise provided in this Agreement, from the date hereof until the payment in full of all Senior Liabilities or defeasance under the Purchase Agreement, whichever occurs first (the “Subordination Period”), whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability. Notwithstanding the foregoing, if the Company should consummate one or more equity financings or indebtedness junior to the Senior Liabilities in form satisfactory to the Senior Lender and in accordance with the Purchase Agreement during the Subordination Period with proceeds in excess of $10,000,000 (the “Threshold”) in the aggregate, then two-thirds of all proceeds in excess of the Threshold may be applied by the Company to prepay the Junior Liabilities, in accordance with the terms of the Subordinated Documents and one-third to prepay the Senior Lenders.

    3.        Each Subordinated Lender hereby subordinates, during the Subordination Period, all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its Subsidiaries, to the Senior Liens.

    4.        In the event during the Subordination Period of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be paid in full before any Subordinated Lender shall be entitled to receive and to retain any payment or distribution in respect of any Junior Liability other than payments expressly permitted hereunder or with the written consent of the Senior Lender.

    5.        Each Subordinated Lender will mark his books and records so as to clearly indicate that their respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. Each Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time request to carry out the express intent of this Agreement.

    6.        Each Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

    7.        Except as otherwise permitted pursuant to this Agreement and prior to July 1, 2010, the due date of the obligations to the Subordinated Lenders, no Subordinated Lender will without the prior written consent of the Senior Lender: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries. However, notwithstanding anything to the contrary in this Agreement or in any Subordinate Document, the Subordinated Lenders may (i) renew or extend their respective Subordinated Documents or waive any Event of Default defined in such Subordinated Documents (which may take the form of an amendment, consent or waiver to or restatement or replacement of such Subordinated Documents by the Company or its Subsidiaries), (ii) declare an Event of Default under the Subordinated Documents and give notice thereof, (iii) accrue interest at the default rate, and (iv) accelerate the obligations of the Company or its Subsidiaries under the Subordinated Documents and give notice thereof, except that in no event may the Subordinated Lenders challenge the Senior Liabilities, the Senior Liens or the priority of any thereof or accept any payment of any kind inconsistent with this subordination and until all of the Senior Liabilities have been paid. For the avoidance of doubt prior to July 1, 2010, the due date of the obligations to the Subordinated Lenders, nothing herein shall enable any Subordinated Lender to take any action set forth in clause (a) and (b) of this Section 7 unless and until all Senior Liabilities have been paid in full or with the prior written consent of the Senior Lender.

    8.        The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

    9.        The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

    10.        The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of any Subordinated Lender under this Agreement.

    11.        No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

    12.        This Agreement shall be binding upon each Senior Lender and Subordinated Lender and upon their respective heirs, legal representatives, successors and assigns.

    13.        This Agreement may not be supplemented, modified, amended, restated, waived, extended, discharged or terminated orally. This Agreement may only be (i) supplemented, modified, amended or restated in a writing signed by the parties hereto, and (ii) waived, extended, discharged or terminated in a writing signed by the , as the case may be, as the party against whom enforcement of any such waiver, extension, discharge or termination is sought.

    14.        All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) four (4) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if sent by facsimile during normal business hours of the recipient, and if not, then on the next business day, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

    15.        This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    16.        This Agreement may be executed in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

    17.        This Agreement and the exhibits and schedules hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede and completely replace any and all (and no party shall be liable or bound to any other in any manner by any) prior or other representations, warranties, covenants, promises, assurances or other agreements or understandings (whether written, oral, express, implied or otherwise) except as specifically set forth herein and therein..

[signature page follows]

        IN WITNESS WHEREOF, this Agreement has been made and delivered this 11th day of July, 2006.

KLINGER INVESTMENTS LLC

By: ________________________________________________
Name:
Title:

PEQUOT HEALTHCARE FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor
By: _____________________________
Name:
Title:

PEQUOT HEALTHCARE OFFSHORE FUND, INC.
By: Pequot Capital Management, Inc.
Investment Advisor
By: _____________________________
Name:
Title:

PEQUOT DIVERSIFIED MASTER FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

PREMIUM SERIES PCC LIMITED - CELL 32
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

By: North Sound Capital LLC; Manager

By: _____________________________
Name:
Title:

NORTH SOUND LEGACY INTERNATIONAL LTD.
By: North Sound Capital LLC;
Investment Advisor

By: _____________________________
Name:
Title:

TECHNOLOGY INVESTMENT CAPITAL CORP.

By: _____________________________
Name:
Title:

_________________________________________
ANDREW D. LIPMAN

_________________________________________
JON LAUCK

LAURUS MASTER FUND, LTD.

By:________________________
Name:
Title:

Acknowledged and Agreed to by: TRUEYOU.COM INC. By:________________________ Name: Title: Address:

SCHEDULE A

    1.        $4,838,710 Amended and Restated Subordinated Note dated July , 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

    2.        $4,838,710 Amended and Restated Subordinated Loan Agreement of TrueYou.Com Inc. dated July , 2006 to the Subordinated Lenders a party thereto.

    3.        $5,200,000 Subordinated Note dated July , 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

    4.        $5,200,000 Subordinated Loan Agreement dated July , 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

    5.        Unconditional Guaranty dated July , 2006 for each of Anushka Boca Acquisition Sub, LLC, Anushka PBG Acquisition Sub, LLC, Dischino Corporation, Wild Hare, LLC, Anushka Boca, LLC, Wild Hare Acquisition Sub, LLC, Anushka PBG, LLC, Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC and Klinger Advanced Aesthetics, LLC under $5.2 Million Subordinated Note.

    6.        Amended and Restated Unconditional Guaranty dated July , 2006 for each of Anushka Boca Acquisition Sub, LLC, Anushka PBG Acquisition Sub, LLC, Dischino Corporation, Wild Hare, LLC, Anushka Boca, LLC, Wild Hare Acquisition Sub, LLC, Anushka PBG, LLC, Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC and Klinger Advanced Aesthetics, LLC under $4,838,710 Subordinated Note.